Exhibit 99.2

Gary Black Chief Executive Officer Greg Frost Chief Financial Officer First Quarter 2008 Earnings Presentation April 24, 2008 C-0408-236 07-15-08

2 Highlights • 1Q 2008 EPS from continuing operations of $0.24 versus $0.30 in 4Q 2007and $0.20 in 1Q 2007 (1) • Total company long-term net flows for 1Q 2008 of $(1.5) billion compared to $3.2 billion in 4Q 2007 – $(0.4) billion Janus (ex-INTECH) long-term net flows and INTECH net flows of $(1.1) billion • Assets Under Management (“AUM”) at March 31, 2008 of $187.6 billion down 9% versus 4Q 2007 • Relative mutual fund performance remains strong across multiple time periods – 86%, 85%, and 87% of Janus’ mutual funds are in the top 2 Lipper quartiles on a 1-, 3-, and 5- year total return basis, respectively, as of March 31, 2008 (2) • Additional 3% INTECH purchase brings Janus’ ownership to approximately 89.5% • Repurchased $134 million of JNS stock in 1Q 2008 at an average price per share of $25.75 Notes: (1) Earnings per share (“EPS”) for 4Q 2007 reflect a post-earnings revision from $0.36 to $0.30 for the impairment charge related to the Stanfield Victoria Funding LLC securities. (2) Performance reported as of 3/31/2008. Data presented reflects past performance, which is no guarantee of future results. Strong relative performance may not be indicative of positive fund returns. Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. The number of funds in each trust is 26, 20 and 12, respectively. See p. 19-24 for complete Lipper rankings and Morningstar ratings.

3 $4.0 $1.8 $2.0 $4.5 $5.0 ($2.9) ($3.9) ($4.2) ($3.2) ($1.9) ($1.1) $0.1 ($2.2) $1.3 $3.1 ($8) ($4) $0 $4 $8 1Q07 2Q07 3Q07 4Q07 1Q08 $7.1 $8.0 $9.2 $9.4 $9.5 ($7.1) ($6.6) ($6.2) ($6.3) ($9.9) ($0.0) $1.5 $2.9 $3.1 ($0.4) ($16) ($8) $0 $8 $16 1Q07 2Q07 3Q07 4Q07 1Q08 $11.3 $13.4 $11.1 $12.5 $12.1 ($12.8) ($10.2) ($10.5) ($9.8) ($9.0) ($1.5) $3.2 $0.7 $2.7 $3.1 ($20) ($10) $0 $10 $20 1Q07 2Q07 3Q07 4Q07 1Q08 Challenging equity markets in 1Q 2008 impacted long-term flows Total Company Long-Term Flows (1,2) ($ in billions) INTECH Long-Term Flows (2) ($ in billions) Janus (ex-INTECH) Long-Term Flows (1,2) ($ in billions) Gross Redemptions Gross Sales Net Sales Notes: (1) Long-term flows depicted exclude all money market flows. (2) Annualized sales and redemption rates calculated as a percentage of beginning of period assets . • Gross sales in 1Q 2008 down 16% versus 4Q 2007 and 7% compared to 1Q 2007 • Redemptions in 1Q 2008 increased 25% versus 4Q 2007 and 42% compared to 1Q 2007 • Gross sales down 55% versus 4Q 2007 on reduced RFP activity and recent INTECH underperformance • Redemptions in 1Q 2008 included two account re-allocations totaling $1.1 billion • Gross sales in 1Q 2008 up slightly versus 4Q 2007 and up 34% compared to 1Q 2007 • Challenging equity markets and a $1.1 billion fixed income account closure drove increased redemptions in 1Q 2008 31% 30% 25% 28% 24% 23% 23% 23% 21% 27% 32% 27% 11% 23% 11% 12% 20% 24% 22% 17% 29% 32% 33% 31% 31% 30% 26% 23% 21% 32% Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate

4 $8.1 $7.9 $8.1 $7.0 $6.7 ($7.6) ($5.5) ($5.7) ($5.3) ($6.3) $0.5 $2.4 $2.4 $1.8 $0.4 ($12) ($6) $0 $6 $12 1Q07 2Q07 3Q07 4Q07 1Q08 $2.3 $2.4 $1.5 $2.6 $2.2 ($2.0) ($1.9) ($2.1) ($2.2) ($1.4) $0.3 $0.5 ($0 .6) $0.4 $0.8 ($4 ) ($2 ) $0 $2 $4 1Q07 2Q07 3Q07 4Q0 7 1Q08 $3.2 $2.9 $1.5 $3.1 $0.9 ($1.2) ($2.3) ($2.6) ($2.8) ($3.2) ($ 2.3) $0.3 ($1.1) $0.5 $1 .9 ($6) ($3) $0 $3 $6 1Q07 2Q07 3Q07 4Q07 1Q08 • Broker Dealer gross sales up 21% versus 4Q 2007 and 64% compared to 1Q 2007 • Financial Institution and Investment-only Retirement gross sales up 33% and 30% , respectively, compared to 1Q 2007 • 18 funds listed on the Supermarket select / guidance lists Retail Intermediary and International channels continue to deliver positive net flows Notes: (1) Long-term flows exclude all money market flows. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. (2) The “Retail Intermediary” channel is a combination of what was previously disclosed as the “Retail” channel and the “Domestic Intermediary” channel. • RFP activity down as a result of challenging equity markets and mix shift away from long only equities • 1Q 2008 redemptions of $3.2 billion driven by the loss of one fixed income account and two INTECH account reallocations Gross Redemptions Gross Sales Net Sales 30% 29% 31% 27% 28% Annualized Redemption Rate Annualized Gross Sales Rate 28% 22% 22% 19% 26% Retail Intermediary (1,2) ($ in billions, AUM $108.9 billion) Institutional (1) ($ in billions, AUM $53.9 billion) International (1) ($ in billions, AUM $12.6 billion) 79% 86% 46% 74% 68% Annualized Redemption Rate Annualized Gross Sales Rate 51% 72% 64% 59% 59% 23% 19% 10% 20% 6% Annualized Redemption Rate Annualized Gross Sales Rate 9% 16% 17% 18% 21% • Positive net flows driven by mandate wins in Janus-managed and INTECH accounts • 1Q 2008 redemptions driven by decreased allocations to U.S. products by non-U.S. investors

5 ($36) ($27) ($18) ($9) $0 $9 $18 $27 $36 1Q 2007 2Q 2007 3Q 2007 4Q 2007 1Q 2008 Growth Value Growth minus Value -0.7% -0.8% -10.2% -5.8% -10.0% -8.7% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% LTM Return 4Q 2007 Return 1Q 2008 Return Russell 1000® Grow th Russell 1000® Value ` Over the last twelve months Growth returns have significantly outperformed Value (1) Source: Confluence (2008) Equity markets were significantly challenged in 1Q 2008 (1) Note: (1) Data presented reflects past performance, which is no guarantee of future results. 1Q 2008 industry equity flows reflected negative returns across key indices Source: Confluence (2008) Growth flows continue to outperform Value in 1Q 2008 (Quarterly net flows for domestic mutual funds in $ billions, 1Q2007 – 1Q 2008) Source: Strategic Insight, Simfund (2008) Fixed income flows exceeded equity in 1Q 2008 (Quarterly net flows for mutual funds in $ billions, 1Q 2007 – 1Q 2008) Source: Strategic Insight, Simfund (2008) Key Indices (Cumulative returns over designated periods) LTM 4Q 2007 1Q 2008 S&P 500® -5.1% -3.3% -9.4% Russell 1000® Growth -0.7% -0.8% -10.2% Russell 1000® Value -10.0% -5.8% -8.7% MSCI Worldsm -3.3% -2.4% -9.1% MSCI EAFE® -2.7% -1.8% -8.9% MSCI EAFE® Growth 1.9% -0.3% -8.2% MSCI EAFE® Value -7.3% -3.3% -9.7% ($20) $0 $20 $40 $60 $80 $100 $120 1Q 2007 2Q 2007 3Q 2007 4Q 2007 1Q 2008 Equity Fixed Income

6 Despite market environment, Janus continues to outperform peers • Janus mutual funds continue to outperform peers across multiple time periods – 89%, 89% and 88% of Janus-managed equity mutual funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of March 31, 2008 (1) – 77% of Janus mutual funds had a 4 or 5 star Morningstar overall rating at March 31, 2008, based on risk-adjusted returns (1) – Among the top 20 Asset Managers Janus ranked 1st, 4th and 4th, based on percent of funds in the top 2 Lipper quartiles on a 1-, 5-, and 10-year total return basis, respectively, as of March 31, 2008 (2) – 82% of Janus-managed equity mutual funds that were launched or have changed PMs during the last 3 years ranked in the top quartile on a since PM inception basis, as of March 31, 2008 (1) • INTECH’s near-term performance challenged, while longer-term performance remains strong (3) – 46%, 44%, 100% and 100% of strategies with a 1-, 3-, 5-, and 10-year track record have outperformed their respective benchmarks, as of March 31, 2008 Data presented reflects past performance, which is no guarantee of future results. Notes: (1) Performance reported as of 3/31/2008. Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. See p. 19-24 for complete Lipper rankings and Morningstar ratings. (2) Rankings are for Janus Retail (“JIF”) and Janus Adviser Series (“JAD”) Class S Shares and are based on Lipper performance as disclosed by Simfund. Selected peer group is defined as the 20 largest Mutual Fund Asset Managers, based on end of period AUM, as of March 31, 2008. (3) Performance reported as of 3/31/2008, on an annualized basis and net of fees. See p. 25-27 for standardized INTECH performance.

7 Strong performance across time periods and mutual fund products (1) Past performance is no guarantee of future results. (1) References Lipper relative performance on a 1-, 3-, and 5- year basis as of 3/31/2008. (2) Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. The number of funds in each trust is 26, 20 and 12, respectively. (3) Janus-Managed Equity Mutual Funds do not include Value Funds, Income Funds, or INTECH Risk-Managed Funds. Funds not ranked by Lipper are not included in the analysis. See p. 19-21 for complete Lipper rankings. 1-Year Basis 3-Year Basis Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns All Janus Mutual Funds (2) Janus- Managed Equity Mutual Funds (3) 5-Year Basis 49% 51% 55% 63% 67% 25% 25% 33% 24% 19% 75% 86% 74% 88% 86% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 55% 47% 53% 64% 67% 17% 28% 23% 23% 19% 74% 87% 72% 77% 85% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 45% 43% 40% 51% 58% 38% 31% 31% 30% 29% 74% 81% 87% 71% 83% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 62% 67% 72% 73% 73% 10% 12% 28% 20% 16% 79% 93% 71% 100% 89% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31 /07 6/30/07 9/30/07 12/31/07 3/3 1/08 1st Quartile 2nd Quartile 71% 65% 71% 76% 69% 18% 24% 18% 12% 19% 88% 88% 89% 88% 88% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/0 7 6/30/07 9/30/07 12/31/07 3/31/08 1st Quartile 2nd Quartile 47% 59% 62% 38% 29% 26% 26% 26% 50% 47% 76% 85% 88% 74% 88% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 1st Quartile 2nd Quartile

Financials Greg Frost Chief Financial Officer

9 1Q 2008 Financial overview • 1Q 2008 EPS from continuing operations of $0.24 versus $0.30 in 4Q 2007 and $0.20 in 1Q 2007 (1) • Average AUM of $189.7 billion and revenue from continuing operations of $281.2 million down 8.6% and 9.7%, respectively, from 4Q 2007 • 1Q 2008 operating margin of 31.8% versus 29.0% in 4Q 2007 and 27.8% in 1Q 2007 – Operating expenses of $191.7 million in 1Q 2008 down $29.6 million, or 13.4% versus 4Q 2007 – 4Q 2007 operating results included a $12.0 million net charge from the acceleration of long-term incentive compensation partially offset by insurance recoveries • Net investment losses from seed capital mark-to-market impacted EPS by $0.03 in 1Q 2008 • Janus purchased an additional 3% stake in INTECH for $61 million on March 31, 2008 • On April 9, 2008, Janus completed its sale of Rapid Solution Group’s digital assets to Bowne • Management is focused on prudently managing expenses through the challenging market environment Note: (1) EPS for 4Q 2007 reflects a post- 4Q 2007 earnings revision from $0.36 to $0.30 for the impairment charge related to the Stanfield Victoria Funding LLC securities. During 3Q 2007 Janus initiated a plan to dispose of its printing and fulfillment business and reclassified it to discontinued operations . Since then, financial reporting of continuing operations has excluded results of the printing and fulfillment segment.

10 Summary • Continuing to deliver strong relative investment performance in a challenging market (1) • Executing on strategic initiatives despite market headwinds • Maintaining 30%+ operating margins • Prudently managing capital through continued stock buybacks Past performance is no guarantee of future results. Note: (1) References to relative performance reported as of 3/31/2008. See p. 19-24 for complete Lipper rankings, Morningstar ratings and INTECH performance.

Appendix

12 7% 59% 34% AUM by investment discipline and distribution channel Value ($10.1bn) Retail Intermediary (2) ($111.1bn) $187.6 billion in AUM as of 3/31/08 By Investment Discipline By Distribution Channel Growth / Blend ($76.8bn) Money Market ($12.2bn) Global / International ($22.1bn) Fixed Income ($3.8bn) Mathematical ($61.2bn) Institutional ($63.9bn) International ($12.6bn) Alternative (1) ($1.4bn) Notes: (1) “Alternative” discipline includes assets of Janus’ Long / Short, Global Real Estate, and U S Real Estate products, which were previously disclosed within other disciplines. (2) The “Retail Intermediary” c hannel is a combination of what was previously disclosed as the “Retail” channel and the “Domestic Intermediary” channel. 1% 2% 5% 6% 12% 41% 33%

13 $84 $84 $1,698 $376 $869 $134 $829 $493 $293 234.4 216.0 193.5 166.3 162.7 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2004 2005 2006 2007 YTD 2008 Amount of Stock Buybacks ($ mm) 0 50 100 150 200 250 EOP Shares Outstanding (mm) Cumulative Buyback Stock Buybacks in Period EOP Shares Outstanding Continuing to return excess cash to shareholders • 1Q 2008 buyback activity – $134 million of repurchases – 5.2 million shares repurchased – $25.75 average price per share – 2.1% net share reduction (1) • 32.0% net share reduction since June 30, 2004 Janus cumulative stock buyback activity since 2004 (Amount of buybacks in $ millions, shares outstanding in millions) $84 $376 $869 $1,698 2.1% 9.7% 19.2% 30.5% 32.0% Cumulative net share reduction (2) Notes: (1) Net share reduction takes into account 1Q 2008 stock buyback activity and net issuances relating to stock option exercises, restricted stock grants, and the company's employee share purchase plan. (2) Cumulative net share reduction calculated as end of period shares outstanding divided by 239.4 million; the number of shares outstanding as of June 30, 2004. $1,832

1Q 2008 EPS from continuing operations of $0.24

Consolidated Entity

($ in millions, except AUM and per share)	Quarter Ended March 31, 2008	Quarter Ended December 31, 2007	Variance (%)	Quarter Ended March 31, 2008	Quarter Ended March 31, 2007	Variance (%)
Average AUM ($ in billions)	$ 189.7	$ 207.6	-8.6%	$ 189.7	$ 172.1	10.2%
Continuing Operations [1]						
Revenue	$ 281.2	$ 311.5	-9.7%	$ 281.2	$ 247.9	13.4%
Operating expenses	191.7	221.3	-13.4%	191.7	179.0	7.1%
Operating income	89.5	90.2	-0.8%	89.5	68.9	29.9%
Investment management operating margin	31.8%	29.0%		31.8%	27.8%	
Interest expense	(18.9)	(18.9)	n/a	(18.9)	(9.5)	98.9%
Investment gains (losses), net	(9.5)	3.0	n/a	(9.5)	0.8	n/a
Other income, net	4.2	9.1	-53.8%	4.2	5.6	-25.0%
Income tax provision	(24.5)	(28.1)	-12.8%	(24.5)	(23.4)	4.7%
Equity earnings of unconsolidated affiliate	2.0	1.9	5.3%	2.0	1.7	17.6%
Minority interest in consolidated earnings	(3.8)	(5.6)	-32.1%	(3.8)	(6.1)	-37.7%
Net income from continuing operations	39.0	51.6	-24.4%	39.0	38.0	2.6%
Net loss from discontinued operations [2]	(1.6)	(0.8)	n/a	(1.6)	(2.4)	-33.3%
Impairment related to discontinued operations, net of taxes	-	(31.1)	n/a	-	-	n/a
Net income	$ 37.4	$ 19.7	89.8%	$ 37.4	$ 35.6	5.1%
Diluted earnings per share [3]						
Continuing operations	$ 0.24	$ 0.30	-21.2%	$ 0.24	$ 0.20	18.0%
Discontinued operations [2]	(0.01)	(0.19)	n/a	(0.01)	(0.01)	-23.3%
Diluted earnings per share	$ 0.23	$ 0.12	97.8%	$ 0.23	$ 0.19	20.8%
Weighted average diluted shares outstanding (in millions)	164.0	170.9	-4.0%	164.0	188.6	-13.0%

Notes:
(1) Continuing operations previously disclosed as the investment management segment.
(2) Discontinued operations previously disclosed as the printing and fulfillment segment.
(3) Each component of EPS presented has been individually rounded and therefore totals may not foot.

14

15 Operating margins improve to 31.8% in 1Q 2008 Continuing Operations Note: (1) Includes private account and mutual fund performance fees. Mutual fund performance fee detail is presented on p. 16. March 31, December 31, Variance March 31, March 31, Variance ($ in millions, except AUM and per share) 2008 2007 (%) 2008 2007 (%) Average AUM ($ in billions) 189.7 $ 207.6 $ -8.6% 189.7 $ 172.1 $ 10.2% Revenue Investment management fees 225.5 $ 247.9 $ 225.5 $ 200.9 $ Performance fees (1) 5.6 8.1 5.6 2.5 Other 50.1 55.5 50.1 44.5 Total revenue 281.2 311.5 -9.7% 281.2 247.9 13.4% Basis points Investment management fees 47.7 47.4 47.7 47.3 Investment management fees and performance fees 48.9 48.9 48.9 47.9 Operating expenses Employee compensation and benefits 91.8 95.4 91.8 87.4 Long-term incentive compensation 12.1 30.4 12.1 18.7 Marketing and advertising 7.8 9.3 7.8 5.1 Distribution 36.3 41.2 36.3 30.6 Depreciation and amortization 9.9 9.1 9.9 7.1 General, administrative and occupancy 33.8 35.9 33.8 30.1 Total operating expense 191.7 221.3 -13.4% 191.7 179.0 7.1% Operating income 89.5 $ 90.2 $ -0.8% 89.5 $ 68.9 $ 29.9% Operating margin 31.8% 29.0% 31.8% 27.8% Quarter Ended Quarter Ended

16 Mutual funds with performance-based advisory fees Past performance is no guarantee of future results. Please refer to footnotes on p. 17. Mutual Funds with Performance Fees (1) (AUM $ in millions, performance fees $ in thousands) EOP AUM Base Performance Performance 1Q 2008 P&L Impact 3/31/2008 Benchmark Fee Fee (2) Hurdle vs. Benchmark of Performance Fees Contrarian Funds (3) Janus Contrarian Fund $7,966.4 S&P 500® Index 0.64% ± 15 bps ± 7.00% $2,088.2 Janus Adviser Contrarian Fund $307.6 S&P 500® Index 0.64% ± 15 bps ± 7.00% $30.1 Worldwide Funds (3) Janus Worldwide Fund $3,640.6 MSCI World sm Index 0.60% ± 15 bps ± 6.00% $139.3 Janus Adviser Worldwide Fund $143.6 MSCI World sm Index 0.60% ± 15 bps ± 6.00% $0.0 Janus Aspen Worldwide Growth Portfolio $1,182.3 MSCI World sm Index 0.60% ± 15 bps ± 6.00% $89.7 Research Fund (3) Janus Research Fund $4,045.3 Russell 1000® Growth Index 0.64% ± 15 bps ± 5.00% $1,558.3 Global Research Fund Janus Global Research Fund (4,5) $243.2 Russell 1000 ® Index / MSCI Wor ld Growth Index 0.64% ± 15 bps ± 6.00% $56.0 Janus Adviser Global Research Fund (6) $1.9 MSCI World Growth Index 0.64% ± 15 bps ± 6.00% N/A Global Real Estate (6) Janus Adviser Global Real Estate Fund $6.8 FTSE EPRA / NAREIT Global Real Estate Index 0.75% ± 15 bps ± 4.00% N/A International Equity Fund (7) Janus Adviser International Equity Fund $91.3 MSCI EAFE ® Index 0.68% ± 15 bps ± 7.00% $6.8 Risk-Managed Funds (5) INTECH Risk-Managed Stock Fund $379.7 S&P 500 ® Index 0.50% ± 15 bps ± 4.00% ($177.2) Janus Adviser INTECH Risk-Managed Core Fund $148.7 S&P 500® Index 0.50% ± 15 bps ± 4.00% ($48.1) Janus Aspen INTECH Risk-Managed Core Portfolio $28.2 S&P 500® Index 0.50% ± 15 bps ± 4.00% ($7.8) Mid Cap Value Funds (3,8) Janus Mid Cap Value Fund $6,594.1 Russell Midcap Value ® Index 0.64% ± 15 bps ± 4.00% $1,197.1 Janus Adviser Mid Cap Value Fund $840.9 Russell Midcap Value® Index 0.64% ± 15 bps ± 4.00% $95.9 Janus Aspen Mid Cap Value Portfolio $71.6 Russell Midcap Value® Index 0.64% ± 15 bps ± 4.00% $14.2 Total $25,692.1 $5,042.6

17 Mutual funds with performance-based advisory fees (cont’d) Notes: (1) The funds listed have a performance-based investment advisory fee that adjusts upward or downward based on each fund’s performance relative to an approved benchmark index over a performance measurement period. Please see the Funds’ Statement of Additional Information for more details. Actual performance measurement periods used for calculating the performance fees are from 12 months up to 36 months, and then over 36 month rolling periods. (2) Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. (3) The performance measurement period began on 2/1/2006 and the performance adjustment was implemented as of 2/1/2007. (4) Effective December 31, 2006, Janus Research Fund changed its name to Janus Global Research Fund. Effective January 1, 2007, Janus Global Research Fund will benchmark its performance to the MSCI World Growth Index. This index will be used to calculate the Fund’s performance adjustment to the investment advisory fee for periods after January 1, 2007. The Russell 1000® Index will be used to calculate the performance adjustment to the investment advisory fee for periods prior to January 1, 2007. (5) The performance measurement period began on 1/1/2006 and the performance adjustment was implemented as of 1/1/2007. (6) The performance measurement period began on 12/1/2007 and the performance adjustment will be implemented as of 12/1/2008. (7) The performance measurement period began on 12/1/2006 and the performance adjustment was implemented as of 12/1/2007. (8) Performance fees paid by the Fund are split 50/50 (net of any reimbursements of expenses incurred or waived by Janus Capital) with Perkins, Wolf, McDonnell, and Company LLC., sub-adviser for the Mid Cap Value funds. Data shown for Janus Mid Cap Value Fund includes both investor and institutional share classes. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth rates. The MSCI World Growth Index is a subset of the Morgan Stanley Capital Worldsm Index which is a market capitalization weighted index composed of companies representative of the market structure of developed market countries around the world. The index includes reinvestment of dividends, net of foreign withholding taxes. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

18 LTI amortization schedule Notes: (1) Schedule reflects LTI awards granted as of 3/31/2008. (2) Includes reduction in expense related to estimated forfeitures. (3) 2008 EPS growth for the 2007 grant is calculated excluding the $7 million decrease related to the 2002 5% grant becoming fully amortized in 2007. (4) Grants do not include performance based acceleration and vest on a pro rata basis. (5) Includes other grants with no performance vesting and grants made to executives which will not vest if targeted EPS growth is not met. Full-Year 2008 Long-Term Incentive Compensation Amortization (1,2) ($ in millions) % remaining to vest Amount remaining to vest <10% 10% - 15% 15% - 20% 20% - 25% 25% - 50% >50% % amortized based on EPS growth 25% 30% 35% 40% 45% 50% 2005 grant 0% - $ - $ - $ - $ - $ - $ - $ 2006 grant 10% 3.6 3.6 3.6 3.6 3.6 3.6 3.6 2007 grant (3) 55% 16.0 7.8 9.1 10.4 11.8 13.1 14.4 2008 grant (4) 100% 42.0 Retention / Succession grants Janus investment team (4) 100% 18.9 INTECH (4) 100% 10-15 All other (5) n/a 50.5 13.8 14.3 14.5 15.2 15.6 16.1 Grants vest over 10 years Grants vest over 3 years 2008 EPS Growth Assumptions Grants vest over 4 years

19 Lipper Quartile: 1st 2nd 3rd 4th Eight Janus-managed JIF funds across eight different Lipper categories are ranked in the top decile on a 1- and 3-year total return basis *Closed to new investors. ‡ In accordance with FINRA regulations , Lipper rankings cannot be publicly disclosed for time periods of less than one year. Past performance is no guarantee of future results. Lipper Inc . rankings are historical with capital gains and dividends reinvested. (1) Ranking is for the investor share class only; other classes may have different performance characteristics. (2) AUM for the asset allocation funds are not reported separately as they have been reflected in the respective underlying funds. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period. 3/31/08 PM Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / AUM ($mms) Inception Lipper Categor y Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Growth Funds J anus Twenty Fund* 11,808 $ Jan-08 Large-Cap Growth Funds 1 3 / 739 1 1 / 615 1 1 / 521 2 3 / 247 Janus Fund 10,829 $ Oct-07 Large-Cap Growth Funds 45 328 / 739 30 183 / 615 22 113 / 521 38 92 / 247 Janus Orion Fund 4,612 $ Dec-07 Multi-Cap Growth Funds 2 10 / 527 2 5 / 403 1 1 / 343 - - Janus Research Fund 4,045 $ Jan-06 Large-Cap Growth Funds 17 120 / 739 4 24 / 615 3 12 / 521 3 7 / 247 2 9 / 677 Janus Enterprise Fund 1,899 $ Oct-07 Mid-Cap Growth Funds 12 71 / 607 7 31 / 503 10 38 / 414 38 68 / 178 Janus Venture Fund* 1,226 $ Jan-01 Small-Cap Growth Funds 62 370 / 598 26 120 / 475 7 25 / 393 25 46 / 183 22 65 / 306 Janus Triton Fund 125 $ Jun-06 Small-Cap Growth Funds 8 47 / 598 1 3 / 475 - - - - 3 13 / 544 Core Funds Janus Contrarian Fund 7,966 $ Feb-00 Multi-Cap Core Funds 2 16 / 869 1 1 / 663 1 2 / 504 - - 5 12 / 296 Janus Growth and Income Fund 5,570 $ Nov-07 Large-Cap Core Funds 25 207 / 828 21 140 / 685 28 159 / 567 7 19 / 295 Janus Balanced Fund 2,721 $ Apr-05 Mixed-Asset Target Alloc. Mod. Funds 1 1 / 457 1 2 / 331 22 50 / 235 4 5 / 135 1 1 / 355 Janus Fundamental Equity Fund 894 $ Nov-07 Large-Cap Core Funds 20 164 / 828 3 20 / 685 7 38 / 567 1 2 / 295 INTECH Risk-Managed Stock Fund 380 $ Feb-03 Multi-Cap Core Funds 70 606 / 869 63 416 / 663 34 167 / 504 - - 37 182 / 503 Global/International Funds Janus Overseas Fund* 9,552 $ Jun-03 International Funds 1 9 / 1105 1 1 / 811 1 1 / 683 3 8 / 325 1 1 / 687 Janus Worldwide Fund 3,641 $ Jun-04 Global Funds 52 230 / 448 79 271 / 343 93 252 / 271 80 98 / 123 75 228 / 304 Janus Global Life Sciences Fund 813 $ Apr-07 Health/Biotechnology Funds 8 15 / 193 20 30 / 154 21 30 / 142 - - Janus Global Technology Fund 793 $ Jan-06 Science & Technology Funds 33 87 / 270 23 55 / 241 38 84 / 221 - - 29 73 / 258 Janus Global Research Fund 243 $ Feb-05 Global Funds 4 15 / 448 3 10 / 343 - - - - 4 10 / 329 Janus Global Opportunities Fund 139 $ Jun-01 Global Funds 49 216 / 448 93 318 / 343 47 127 / 271 - - 21 43 / 210 Value Funds Janus Mid Cap Value Fund - Inv(1) 5,809 $ Aug-98 Mid-Cap Value Funds 5 14 / 330 9 22 / 256 19 37 / 203 - - 2 1 / 66 Janus Small Cap Value Fund - Inv.*(1) 663 $ Feb-97 Small-Cap Core Funds 10 77 / 795 24 149 / 626 48 229 / 485 12 22 / 183 10 13 / 129 Income Funds Janus Flexible Bond Fund 898 $ May-07 Intermediate Investment Grade Debt 8 39 / 552 6 25 / 467 12 45 / 396 33 62 / 192 Janus High-Yield Fund 503 $ Dec-03 High Current Yield Funds 50 224 / 453 35 133 / 381 78 258 / 332 20 31 / 160 42 147 / 350 Janus Short-Term Bond Fund 201 $ May-07 Short Investment Grade Debt 18 45 / 263 17 34 / 210 12 19 / 162 31 26 / 84 Asset Allocation Funds Janus Smart Portfolio-Growth(2) N/A Dec-05 Mixed-Asset Target Alloc. Growth Funds 5 29 / 667 - - - - - - 2 11 / 586 Janus Smart Portfolio-Moderate(2) N/A Dec-05 Mixed-Asset Target Alloc. Mod. Funds 3 12 / 457 - - - - - - 5 16 / 389 Janus Smart Portfolio-Conservative(2) N/A Dec-05 Mixed-Asset Target Alloc. Cons. Funds 3 12 / 431 - - - - - - 2 5 / 341 Janus Investment Fund ("JIF") 1-Year 10-Year 3-Year 5-Year Lipper Rankings Based on Total Returns as of 3/31/08 Since PM Inception ‡ ‡ ‡ ‡ ‡ ‡ ‡ ‡ ‡

20 Lipper Quartile: 1st 2nd 3rd 4th Six Janus-managed JAD funds across six different Lipper categories are outperforming peers on a 1-, 3-, 5-, and 10-year total return basis *Closed to new investors. ‡ In accordance with FINRA regulations , Lipper rankings cannot be publicly disclosed for time periods of less than one year. Past performance is no guarantee of future results. Lipper Inc . rankings are historical with capital gains and dividends reinvested. Rankings are for the Class S Shares only; other classes may have different performance characteristics. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period. 3/31/08 PM Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / AUM ($mms) Inception Lipper Category Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Growth Funds Forty Fund 3,598 $ Jan-08 Large-Cap Growth Funds 1 4 / 739 1 3 / 615 1 2 / 521 1 1 / 247 Mid Cap Growth Fund 133 $ Oct-07 Mid-Cap Growth Funds 12 69 / 607 6 29 / 503 11 42 / 414 42 74 / 178 Large Cap Growth Fund 128 $ Oct-07 Large-Cap Growth Funds 51 372 / 739 39 239 / 615 32 163 / 521 35 86 / 247 INTECH Risk-Managed Growth Fund 91 $ Jan-03 Multi-Cap Growth Funds 70 369 / 527 85 343 / 403 83 284 / 343 - - 82 279 / 340 Orion Fund 7 $ Dec-07 Mid-Cap Growth Funds 3 18 / 607 - - - - - - Small-Mid Growth Fund 0 $ Jun-06 Small-Cap Growth Funds 9 52 / 598 - - - - - - 3 16 / 544 Core Funds Balanced Fund 481 $ Apr-05 Mixed-Asset Target Alloc. Mod. Funds 3 18 / 667 7 34 / 539 39 166 / 425 4 7 / 228 7 39 / 559 Growth and Income Fund 113 $ Nov-07 Large-Cap Core Funds 30 248 / 828 30 203 / 685 40 227 / 567 - - Fundamental Equity Fund 52 $ Nov-07 Large-Cap Core Funds 18 149 / 828 4 21 / 685 8 40 / 567 1 1 / 295 Small Company Value Fund 27 $ Mar-02 Small-Cap Core Funds 66 524 / 795 40 249 / 626 60 288 / 485 - - 25 106 / 426 INTECH Risk-Managed Core Fund 16 $ Jan-03 Multi-Cap Core Funds 71 611 / 869 65 425 / 663 36 179 / 504 - - 31 152 / 494 Contrarian Fund 14 $ Aug-05 Multi-Cap Core Funds 7 57 / 869 - - - - - - 1 3 / 708 Global/International/ Funds International Growth Fund * 1,493 $ Jun-03 International Funds 1 6 / 1105 1 3 / 811 1 2 / 683 2 6 / 325 1 2 / 687 Worldwide Fund 106 $ Jun-04 Global Funds 53 234 / 448 82 282 / 343 97 262 / 271 72 89 / 123 80 243 / 304 International Equity Fund 3 $ Nov-06 International Funds 5 48 / 1105 - - - - - - 3 30 / 1038 Value Funds Mid Cap Value Fund 107 $ Dec-02 Mid-Cap Value Funds 5 15 / 330 9 23 / 256 23 46 / 203 - - 24 48 / 201 INTECH Risk-Managed Value Fund 0 $ Dec-05 Multi-Cap Value Funds 49 214 / 441 - - - - - - 50 187 / 376 Alternative Funds Long/Short Fund * 74 $ Aug-06 Long/Short Equity Funds 5 4 / 86 - - - - - - 5 3 / 64 Income Funds Flexible Bond Fund 38 $ May-07 Intermediate Investment Grade Debt 9 48 / 552 10 45 / 467 19 73 / 396 34 65 / 192 High-Yield Fund 1 $ Aug-05 High Current Yield Funds 50 223 / 453 - - - - - - 57 226 / 398 Janus Adviser Series ("JAD") Class S Shares ‡ ‡ ‡ ‡ ‡ ‡ ‡ 1-Year 10-Year 3-Year 5-Year Lipper Rankings Based on Total Returns as of 3/31/08 Since PM Inception

21 Lipper Quartile: 1st 2nd 3rd 4th All JAS Growth and Core funds are outperforming peers on a 1-, 3-, and 5-year total return basis *Closed to new investors. ‡ In accordance with FINRA regulations , Li pper rankings cannot be publicly disclosed for time periods of less than one year. Past performance is no guarantee of future results. Lipper Inc . rankings are historical with capital gains and dividends reinvested. Rankings are for the Institutional Shares only; other classes may have different performance characteristics. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period. 3/31/08 PM Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / AUM ($mms) Inception Lipper Category Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Growth Funds Large Cap Growth Portfolio 582 $ Oct-07 VA Large-Cap Growth 35 71 / 204 26 49 / 193 27 45 / 166 42 23 / 55 Forty P ortfolio 540 $ Dec-07 VA Large-Cap Growth 1 1 / 204 1 1 / 193 1 1 / 166 2 1 / 55 Mid Cap Growth Portfolio 496 $ Oct-07 VA Mid-Cap Growth 5 7 / 155 3 3 / 140 10 11 / 120 40 13 / 32 Core Funds Balanced Portfolio 1,263 $ Apr-05 VA Mixed-Asset Target Alloc Mod. 1 1 / 133 2 1 / 90 11 8 / 73 5 2 / 41 2 1 / 98 Growth and Income Portfolio 36 $ Nov-07 VA Large-Cap Core 22 45 / 206 18 31 / 176 33 52 / 161 - - Fundamental Equity Portfolio 11 $ Nov-07 VA Large-Cap Core 20 40 / 206 3 5 / 176 10 15 / 161 2 1 / 73 Glob al/International Funds Worldwide Growth Portfolio 979 $ Jun-04 VA G lobal 36 37 / 104 77 61 / 79 95 64 / 67 73 21 / 28 76 59 / 77 International Growth Portfolio* 862 $ Jun-03 VA International 1 2 / 245 1 1 / 209 1 1 / 188 4 3 / 87 1 1 / 198 Global Life Sciences Portfolio 3 $ Oct-04 VA Health/Biotechnology 6 2 / 35 21 7 / 33 25 7 / 28 - - 3 1 / 33 Global Technology Portfolio 3 $ Jan-06 VA Science & Technology 34 20 / 59 28 16 / 57 40 22 / 54 - - 36 21 / 58 Value Funds Mid Cap Value Portfolio 13 $ May-03 VA Mid-Cap Value 3 2 / 68 12 7 / 58 - - - - 2 1 / 53 Income Funds Flexible Bond Portfolio 314 $ May-07 VA Intermediate Investment Grade Debt 29 19 / 65 26 15 / 58 28 14 / 49 29 6 / 20 1-Year 10-Year 3-Year 5-Year Lipper Rankings Based on Total Returns as of 3/31/08 Since PM Inception Janus Aspen Series ("JAS") Institutional Shares ‡ ‡ ‡ ‡ ‡ ‡

JIF Morningstar Rating™ based on risk-adjusted returns as of March 31, 2008

Janus Investment Fund ("JIF")

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund	Category	Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating	
		Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Janus Fund	Large Growth Funds	★★★	1442	★★★★	1442	★★★	1207	★★★	564
Janus Enterprise Fund	Mid-Cap Growth Funds	★★★★	827	★★★★★	827	★★★★★	694	★★	305
Janus Growth and Income Fund	Large Growth Funds	★★★★	1442	★★★	1442	★★★★	1207	★★★★★	564
Janus Research Fund	Large Growth Funds	★★★★★	1442	★★★★★	1442	★★★★★	1207	★★★★	564
Janus Orion Fund	Mid-Cap Growth Funds	★★★★★	827	★★★★★	827	★★★★★	694		N/A
Janus Twenty Fund[1]	Large Growth Funds	★★★★★	1442	★★★★★	1442	★★★★★	1207	★★★★★	564
Janus Venture Fund[1]	Small Growth Funds	★★★	681	★★★★	681	★★★★	561	★★	268
Janus Triton Fund	Small Growth Funds	★★★★★	681	★★★★★	681		N/A		N/A
Janus Global Research Fund	World Stock Funds	★★★★★	460	★★★★★	460		N/A		N/A
Janus Global Life Sciences Fund	Specialty-Health Funds	★★★★	184	★★★★	184	★★★★	168		N/A
Janus Global Technology Fund	Specialty-Technology Funds	★★★★	267	★★★★	267	★★★★	241		N/A
Janus Overseas Fund[1]	Foreign Large Growth Funds	★★★★★	179	★★★★★	179	★★★★★	156	★★★★	73
Janus Worldwide Fund	World Stock Funds	★★	460	★★	460	★	393	★★	198
Janus Global Opportunities Fund	World Stock Funds	★★	460	★	460	★★★	393		N/A
Janus Balanced Fund	Moderate Allocation Funds	★★★★★	905	★★★★★	905	★★★★	712	★★★★★	416
INTECH Risk-Managed Stock Fund	Large Blend Funds	★★★★	1664	★★★	1664	★★★★	1314		N/A
Janus Fundamental Equity Fund	Large Blend Funds	★★★★★	1664	★★★★★	1664	★★★★	1314	★★★★★	621
Janus Contrarian Fund	Large Blend Funds	★★★★★	1664	★★★★★	1664	★★★★★	1314		N/A
Janus Mid Cap Value Fund - Investor Shares[2]	Mid-Cap Value Funds	★★★★★	287	★★★★★	287	★★★★★	215		N/A
Janus Small Cap Value Fund - Investor Shares[1,2]	Small Value Funds	★★★★	336	★★★★	336	★★★	261	★★★★	98
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	★★★★	974	★★★★★	974	★★★★	830	★★★	433
Janus High-Yield Fund	High Yield Bond Funds	★★★	464	★★★	464	★★	401	★★★★	205
Janus Short-Term Bond Fund	Short-Term Bond Funds	★★★★	383	★★★★	383	★★★★	291	★★★	164
Janus Smart Portfolio-Growth	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		78.3%		78.3%		76.2%		57.1%	

Data presented reflects past performance, which is no guarantee of future results. © 2008 Morningstar, Inc. All Rights Reserved.

Notes: (1) Closed to new investors. (2) Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

22

JAD Morningstar Rating™ based on risk-adjusted returns as of March 31, 2008

Janus Adviser Series ("JAD") Class S Shares

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics

Fund	Category	Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating	
		Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Balanced Fund	Moderate Allocation Funds	★★★★★	905	★★★★★	905	★★★★	712	★★★★★	416
Fundamental Equity Fund	Large Blend Funds	★★★★★	1664	★★★★★	1664	★★★★	1314	★★★★★	621
Flexible Bond Fund	Intermediate-Term Bond Funds	★★★★	974	★★★★	974	★★★★	830	★★★	433
International Growth Fund	Foreign Large Growth Funds	★★★★★	179	★★★★★	179	★★★★★	156	★★★★★	73
Forty Fund	Large Growth Funds	★★★★★	1442	★★★★★	1442	★★★★★	1207	★★★★★	564
Growth & Income Fund	Large Growth Funds	★★★	1442	★★★	1442	★★★	1207		N/A
International Growth Fund (1)	Foreign Large Growth Funds	★★★★★	179	★★★★★	179	★★★★★	156	★★★★★	73
Large Cap Growth Fund	Large Growth Funds	★★★	1442	★★★	1442	★★★	1207	★★★	564
Mid Cap Growth Fund	Mid-Cap Growth Funds	★★★★	827	★★★★★	827	★★★★★	694	★★	305
Mid Cap Value Fund	Mid-Cap Value Funds	★★★★	287	★★★★★	287	★★★★	215		N/A
Risk-Managed Core Fund	Large Blend Funds	★★★★	1664	★★★	1664	★★★★	1314		N/A
Risk-Managed Growth Fund	Large Growth Funds	★★★	1442	★★	1442	★★★	1207		N/A
Contrarian Fund	Large Blend Funds		N/A		N/A		N/A		N/A
International Equity Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
Floating Rate High Income	Bank Loan Funds		N/A		N/A		N/A		N/A
Global Real Estate Fund	Specialty-Real Estate Funds		N/A		N/A		N/A		N/A
Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A
Long/Short Fund (1)	Long-Short Funds		N/A		N/A		N/A		N/A
High-Yield Fund	High Yield Bond Funds		N/A		N/A		N/A		N/A
Orion Fund	Mid-Cap Growth Funds		N/A		N/A		N/A		N/A
Risk-Managed Value Fund	Large Value Funds		N/A		N/A		N/A		N/A
Small Company Value Fund	Small Value Funds		N/A		N/A		N/A		N/A
Small-Mid Growth Fund	Mid-Cap Growth Funds		N/A		N/A		N/A		N/A
Worldwide Fund	World Stock Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		75.0%		66.7%		75.0%		62.5%	

Data presented reflects past performance, which is no guarantee of future results. © 2008 Morningstar, Inc. All Rights Reserved.

Note: (1)Closed to new investors.

Ratings are for Class S Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

23

JAS Morningstar Rating™ based on risk-adjusted returns as of March 31, 2008

Janus Aspen Series ("JAS") Institutional Shares

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund	Category	Overall Rating Stars	Overall Rating # of Funds	Three-Year Rating Stars	Three-Year Rating # of Funds	Five-Year Rating Stars	Five-Year Rating # of Funds	Ten-Year Rating Stars	Ten-Year Rating # of Funds
Balanced Fund	Moderate Allocation Funds	★★★★★	905	★★★★★	905	★★★★	712	★★★★★	416
Flexible Bond Fund	Intermediate-Term Bond Funds	★★★★★	974	★★★★★	974	★★★★★	830	★★★★	433
Forty Fund	Large Growth Funds	★★★★★	1442	★★★★★	1442	★★★★★	1207	★★★★★	564
Fundamental Equity Fund	Large Blend Funds	★★★★	1664	★★★★	1664	★★★★	1314	★★★★★	621
Global Life Sciences Fund	Specialty-Health Funds	★★★★	184	★★★★★	184	★★★★	168		N/A
Global Technology Fund	Specialty-Technology Funds	★★★★	267	★★★★	267	★★★★	241		N/A
Growth & Income Fund	Large Growth Funds	★★★★	1442	★★★	1442	★★★★	1207		N/A
International Growth Fund (1)	Foreign Large Growth Funds	★★★★★	179	★★★★★	179	★★★★★	156	★★★★	73
Worldwide Fund	World Stock Funds	★★	460	★★	460	★	393	★★	198
Large Cap Growth Fund	Large Growth Funds		N/A		N/A		N/A		N/A
Mid Cap Growth Fund	Mid-Cap Growth Funds		N/A		N/A		N/A		N/A
Mid Cap Value Fund	Mid-Cap Value Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		88.9%		77.8%		88.9%		83.3%	

Data presented reflects past performance, which is no guarantee of future results. ©2008 Morningstar, Inc. All Rights Reserved.

Note: (1)Closed to new investors.

Ratings are for the Institutional Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

24

Latest INTECH standardized performance (1)

Composite and Respective Index (Composite returns shown net of fees)	Inception Date	Annualized Returns (%) for Periods Ended 3/31/08 1 Year	3 Year	5 Year	10 Year	Since Inception
Large Cap Growth Composite	7/93	(3.75)	3.87	10.46	7.61	13.43
S&P 500® / Citigroup Growth Index		(1.60)	4.74	8.68	2.05	9.04
Difference versus S&P 500® / Citigroup Growth Index		(2.15)	(0.87)	1.78	5.56	4.39
Enhanced Plus Composite	7/87	(5.59)	6.16	12.71	5.80	11.40
S&P 500® Index		(5.07)	5.85	11.32	3.50	9.82
Difference versus S&P 500® Index		(0.52)	0.31	1.39	2.30	1.58
Broad Large Cap Growth Composite	11/00	(4.47)	4.68	10.69	--	(0.25)
Russell 1000® Growth Index		(0.75)	6.34	9.97	--	(3.74)
Difference versus Russell 1000® Growth Index		(3.72)	(1.66)	0.72	--	3.49
Broad Enhanced Plus Composite	4/01	(6.82)	5.61	12.26	--	5.77
Russell 1000® Index		(5.41)	6.19	11.86	--	4.20
Difference versus Russell 1000® Index		(1.41)	(0.58)	0.40	--	1.57
Enhanced Index Composite	4/98	(4.84)	6.07	11.61	4.53	4.53
S&P 500® Index		(5.07)	5.85	11.32	3.50	3.50
Difference versus S&P 500® Index		0.23	0.22	0.29	1.03	1.03
Large Cap Core Composite	8/01	(7.15)	5.56	13.25	--	5.55
S&P 500® Index		(5.07)	5.85	11.32	--	3.16
Difference versus S&P 500® Index		(2.08)	(0.29)	1.93	--	2.39
Broad Large Cap Value Composite	8/04	(9.79)	5.50	--	--	9.05
Russell 1000® Value Index		(9.99)	6.00	--	--	8.64
Difference versus Russell 1000® Value Index		0.20	(0.50)	--	--	0.41
Global Core Composite	1/05	(1.69)	11.53	--	--	10.98
MSCI Developed World® Index		(2.76)	10.19	--	--	9.03
Difference versus MSCI Developed World® Index		1.07	1.34	--	--	1.95
Large Cap Value Composite	7/93	(7.67)	7.52	15.18	7.61	11.66
S&P 500® / Citigroup Value Index		(8.35)	6.93	14.00	4.56	9.81
Difference versus S&P 500® / Citigroup Value Index		0.68	0.59	1.18	3.05	1.85

Note:
(1) Returns for periods greater than 1-year are annualized. See notes to performance on p. 27.

25

26 Latest INTECH standardized performance (cont’d) (1) Note: (1) Returns for periods greater than 1- year are annualized. See notes to performance on p. 27. Inception Since Composite and Respective Index Date 1 Year 3 Year 5 Year 10 Year Inception (Composite returns shown net of fees) Broad Enhanced Index 3/06 (5.40) -- -- -- 2.70 Russell 1000® Index (5.41) -- -- -- 3.44 Difference versus Russell 1000® Index 0.01 -- -- -- (0.74) International Equity 11/06 1.76 -- -- -- 12.49 MSCI EAFE® Index (2.27) -- -- -- 5.69 Difference versus MSCI EAFE® Index 4.03 -- -- -- 6.80 Long/Short Market Neutral 12/06 3.03 -- -- -- 5.65 LIBOR 3-Month Rate 4.65 -- -- -- 4.83 Difference versus LIBOR 3-Month Rate (1.62) -- -- -- 0.82 Collared Long/Short (120/20) 1/07 (9.53) -- -- -- (4.67) Russell 1000® Index (5.41) -- -- -- (3.42) Difference versus Russell 1000® Index (4.12) -- -- -- (1.25) Annualized Returns (%) for Periods Ended 3/31/08

27 Latest INTECH standardized performance (cont’d) Past performance cannot guarantee future results. Your principal may be at risk during certain market periods. Performance results reflect the reinvestment of dividends and other earnings. Portfolio performance results shown are time-weighted rates of return using daily valuation and include the effect of transaction costs (commissions, exchange fees, etc.). The composites include all actual fee paying accounts managed on a fully discretionary basis according to the investment strategy from inception date, including those no longer under management. Accounts meeting such criteria enter the composite upon the full first month under management. The gross performance results presented do not reflect the deduction of investment advisory fees and returns will be reduced by such advisory fee and other contractual expenses as described in the individual contract and INTECH’s Form ADV Part II. The net performance results do not reflect the deduction of investment advisory fees actually charged to the accounts in the composite. However, the net performance results do reflect the deduction of model investment advisory fees. For example, through December 31, 2004, net returns were derived using the maximum fixed fee in effect for each strategy. As of January 1, 2005, net returns were calculated by applying the standard fee schedule in effect for the respective period to each account in the composite on a monthly basis. Actual advisory fees may vary among clients invested in this strategy. Actual advisory fees paid may be higher or lower than model advisory fees. The S&P 500®/Citigroup Growth Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Growth Index (the "Barra Index"). During the period from 1/01/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Growth Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Growth index above is representative of this change. The S&P 500®/Citigroup Value Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Value Index (the "Barra Index"). During the period from 1/01/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Value Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Value Composite above is representative of this change. MSCI Developed World® Index is a free float-adjusted, market capitalization-weighted index that is designed to measure global developed market equity performance. LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.

28 Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2007, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

29 Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), and Capital Group Partners, Inc. Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC. INTECH is a subsidiary of Janus Capital Group Inc. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. The MSCI Worldsm Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. The MSCI EAFE® Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. The MSCI EAFE®Growth Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as growth securities. The MSCI EAFE® Value Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as value securities. Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Janus funds distributed by Janus Distributors LLC (4/08) Other important disclosures